Merrill Lynch 2008 Banking & Financial Services Conference November 11-13, 2008 Exhibit 99.1

FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance.
The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation, or that may be acquired in the future.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions’ ability to keep pace with technological changes.
Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’
business
Regions' ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
The current stresses in the financial and residential real estate markets, including possible continued deterioration in residential property values
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as droughts and hurricanes.
Congress recently enacted the Emergency Economic Stabilization Act of 2008, and the U.S. Treasury and banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, all of which may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption
“Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarters ended September 30, 2008, June
30, 2008, and March 31, 2008, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

› Company Profile › Financial Performance › Credit Quality › Capital › 2009 Focus Areas

Regions is Among the Largest U.S. Banks
›
Market Capitalization $6.6 billion
›
Assets $144 billion
›
Loans, net of unearned income $99 billion
›
Deposits $89 billion
›
Branches 1,940
›
ATMs 2,361
NOTE: As of September 30, 2008.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
LA
AL
GA
FL

Source:  Based on June 30, 2008 FDIC Data obtained from SNL
State Dep. ($B) Mkt. Share Rank
AL $17.2 23% #1
TN 16.3 16 #1
FL 14.3 4 #4
MS 9.7 21 #1
LA 7.2 10 #3
GA 6.1 3 #6
AR 4.2 9 #2
TX 3.0 1 #17
IL 2.4 1 #24
MO 2.2 2 #9
IN 2.1 2 #9
Other 2.5 — —
Regions
Morgan Keegan
Insurance
Strong Southeastern Franchise

High Relative Market Density
Weighted Average
Name
Market Share (1)
BB&T 22.2
Wells Fargo / Wachovia 20.3
Comerica 18.8
M&T 18.1
M&I 17.8
Bank of America 16.6
JP Morgan / WAMU 16.3
U.S. Bancorp 16.3
PNC / Nat City 16.2
KeyCorp 14.5
SunTrust 14.3
Capital One 13.0
Fifth Third 13.0
Citi 8.4
Median 16.3%
(1) Deposits weighted by county.  Excludes deposits from branches with > $10bn of deposits.  Based on June 30, 2008  FDIC data.
Regions 20.7
Regions compares
favorably in terms of
market share relative to
other top banking
franchises

360 Office Locations
Profile
›
1,271 financial advisors
›
360 offices in 19 states
›
$70 billion of customer assets
›
$74 billion of trust assets
›
$65 million assets per financial
advisor
Morgan Keegan – Among the Largest Regional Full-Service Brokerage and Investment
Banking Firms
As of September 30, 2008

Q3 2008 Highlights: Aggressively Moving
Problem Loans Off the Balance Sheet
›
EPS
(1)
of $0.15, down ($0.24) from Q2 2008
›
Elevated credit costs
›
Higher loan loss provision driven by accelerated disposition of problem assets
›
Credit related expenses remained high
›
Continued net interest margin pressure
›
Lower non-interest income driven by lower brokerage revenues
›
Controlled core expenses
(1)
Earnings per share from continuing operations, excluding merger expenses.  For a reconciliation of this amount to the same measure on a GAAP basis and a statement of why management believes this measure provides useful information to investors, see Regions’ 8-K filed October 21, 2008 announcing results of operations for the period ended September 30, 2008.

Q2 2008 to Q3 2008 Variance
(1)
Earnings per Share from continuing operations, excluding merger expenses.
Q2 '08 Q3 '08 Difference
Earnings per Share
(1)
$ 0.39 $ 0.15 $ (0.24)
Accelerated Loan Sales (0.04) (0.17) (0.13)
SILO Settlement - (0.03) (0.03)
MSR (Impairment)/Recapture 0.06 (0.01) (0.07)
$ (0.23)

Aggressive Asset Sales Drove Net Charge-offs $186 $253 $23 $163 - 50 100 150 200 250 300 350 400 450 2Q08 3Q08 NCOs Sale Losses NCO’s (in millions)

1.65%
1.66%
0.62%
0.62%
1.25%
0.90%
1.79%
1.25%
0.90%
0.65%
0.62%
1.65%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
NPAs/Loans and OREO (excluding Held for Sale)
NPAs/Loans and OREO (including Held for Sale)
Credit Quality Trends

Non-Performing Assets Remain Unchanged
$1,642 Ending NPAs - 9/30/08
(70) Payments
(19) Returned to Accruing Status
(431) Sales
(180) Net Charge-Offs
721 Additions
$1,621 Beginning NPAs - 6/30/08
(in millions)
Non-performing assets shown above exclude assets held for sale.

Source: US Census Bureau Reports
Decline in Housing Market
0
100
200
300
400
500
600
700
800
900
1000
J07 F07 M07 A07 M07 J07 J07 A07 S07 O07 N07 D07 J08 F08 M08 A08 M08 J08 J08 A08 S08
$200,000
$210,000
$220,000
$230,000
$240,000
$250,000
$260,000
$270,000
New Home Sales Median New Home Price

Pensacola
Fort Walton Beach
Tallahassee
Jacksonville
Panama City
Gainesville
Ocala
Daytona Beach
Lakeland/
Winter Haven
Orlando/
Kissimmee
Tampa/
St. Petersburg/
Clearwater
Melbourne/
Palm Bay
Titusville
Sarasota/
Bradenton/
Venice
Fort Pierce/
Port St. Lucie
Punta Gorda
West Palm Beach/
Boca Raton
Fort Myers/
Cape Coral
Fort Lauderdale
Naples/
Marco Island
Miami
3Q07 – 3Q08 Median Sale Prices
Single Family Homes
YELLOW = < 10% Decline
ORANGE = 10% – 20% Decline
RED = > 20% Decline

Source: Florida Association of Realtors Florida Housing declines by MSA

REGIONS

NCO%
≈
Homebuilder
Florida – Home Eq 2nd Liens
Indirect Auto & Other Consumer
OO Construction
Home Equity – excl Florida 2nd Liens
CRE – NOO Mortgage
Commercial C&I + CRE – OO
Residential 1st Mortgage
NOO Construction
$1.1
$5.2
$3.6
$6.2
$2.5
$12.1
$10.8
$33.8
$16.3
$6.7

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% Condo – Approx 30% Average Loan Portfolio ($ in billions) Losses Contained in Smaller Portfolios

Residential Homebuilder Portfolio - $5.2 billion
Geographic Breakdown
1 Central consists of Alabama, Georgia, and South Carolina
2 Midsouth consists of North Carolina, Virginia and Tennessee
3 Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4 Southwest consists of Louisiana and Mississippi
As of September 30, 2008.
($ in thousands)
0
600,000
1,200,000
1,800,000
2,400,000
Central Florida Midsouth Midwest Southwest Other

Action Plan – Residential Homebuilder
› Increased Special Asset staffing levels
› Established Distressed Loan Disposition program
› Increased Credit Servicing programs
› Homebuilder monthly reporting
› Condo quarterly status reporting
› Quarterly CRE Retail Portfolio Review
› Centralized Homebuilder Portfolio Management
› Tightened credit policy
› CRE Lending and Credit Specialists

Residential Homebuilder Portfolio - $5.2 billion 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 4th Quarter 2007 1st Quarter 2008 2nd Quarter 2008 3rd Quarter 2008

600 800 1000 1200 1400 1600 1800 2000 2200 2400 Nov 06 (merger) 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 $ in millions Aggressive Condo Exposure Management Reduction of 52% since the merger

Florida –
$5.6B
All Other States -
$10.2B
NCO %
0.50
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
$2.0
1   Lien
2    Lien
$3.6
$4.5
1    Lien
2    Lien
$5.7
Note: Bar height represents charge-off percentage and width
represents ending balances as of September 30, 2008.
$ Balances
(billions)
Home Equity Losses Concentrated in Florida 2    Liens
nd
st
nd
st
nd

Action Plan – Home Equity
› Florida home equity collections managed by a
dedicated group
› Collection calls start at Day 5 for Florida
› Payment hardship tools available on regions.com
› Select Florida branches calling high risk customers
› Enhanced loss mitigation process

Proactive Management of Home Equity reflected in Net Charge-offs Net Charge-Off % 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Q407 Q108 Q208 Q308 Non-FL FL

Emergency Economic Stabilization Act of 2008
•Ease funding pressure
Senior Unsecured Debt Guarantee
•Potential acceleration of problem asset
disposal
Loan Sales to Government
•Increase depositor confidence
•Stabilize deposit base
•Safety and soundness
FDIC Deposit Insurance Program
Interest-bearing
Non-interest bearing
•Attractive funding
•Bolsters tier 1 capital to approximately
10.5%
•Balance sheet flexibility
TARP Capital Purchase Program
Impact to Regions Plan Element

Capital Management
› TARP Capital Purchase Program bolsters regulatory capital
by $3.5 billion
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
Tier 1 ratio
Tier 1 before TARP Proforma Tier 1
TARP – 10.47%
Pre-Tarp – 7.47%

Looking to the Future
Actions
Focus
Improve Net
Interest Margin
Control
Expenditures
Build Tier 1 Capital
• Ration Loan Capacity
• Earnings Retention
• $3.5 Billion Preferred Shares Issuance
• Full Pricing on Loans
• Strong Deposit Pricing Discipline
• Grow Low Cost Deposits
• Control Discretionary Spend
• Improve Productivity and Efficiency
• Rationalize Capital Expenditures
Ensure
Liquidity
• Grow Deposits
• Sell Non-performing Loans when Strategic Buyers make Reasonable Bids
• Loan Growth in line with deposits
Build Non-interest
Revenues
• Strengthen Client Relationships
• Morgan Keegan
• Insurance

Regions Financial Corporation
› Attractive franchise footprint
› Diversified revenue stream, including Morgan
Keegan
› Aggressively managing credit issues
› Building & strengthening client relationships
› Straight forward balance sheet
› No SIVs, CDOs, or credit cards
› Diversified loan portfolio; proactive management of
credit issues
› Strong capital levels